UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

________________________________________
Date of Report (Date of earliest event reported): December 16, 2009

First National Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 16, 2009, the Registrant amended its Bylaws.  The Registrant added Article 18, Section 18.1 to provide for the position of Vice Chairman of the board of directors.  In addition, the Registrant amended Article 19, Section 19.1 to provide that in the absence or incapacity of the Chairman of the board of directors, the Vice Chairman, rather than the President, will assume the duties of Chairman of the board of directors.  The remaining articles were renumbered accordingly.

The Amended and Restated Bylaws are attached hereto as Exhibit 3(ii) and are incorporated in this Item 5.03 by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
3(ii)	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: December 16, 2009	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer

Exhibit Index

Exhibit Number	Description
3(ii)	Amended and Restated Bylaws.